UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10285 Science Center Drive

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions.

On November 5, 2026, Arcturus Therapeutics Holdings Inc. (the “Company” or “Arcturus”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing the Company’s financial results for the quarter ended September 30, 2026 and providing a corporate update (the “Press Release”).

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Press Release Contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact included in this Current Report on Form 8-K and the Press Release, are forward-looking statements, including those regarding strategy, future operations, the likelihood of success of the Company’s pipeline (including ARCT-032, ARCT-810 and ARCT-2601), the timing of enrollment completion and data presentation for the ARCT-032 Phase 2 study, the timing of a decision to proceed into a Phase 3 study for ARCT-032 and the anticipated support from Thermo Fisher Scientific, the timing of initiation of dosing of, and initial data for, ARCT-2601, the timing of a planned IND submission for PKU, the potential of the LUNAR 2.0™ platform to support new therapeutic programs, including in PKU and gout, the anticipated benefits of the myNEO acquisition, the anticipated launch of KOSTAIVE® in the EU and UK, likelihood of approval of ARCT-032, ARCT-810 or ARCT-2601 in the United States or elsewhere, or their potential for therapeutic benefit, the likelihood that preclinical or clinical data, including interim data, will be predictive of future clinical results, its current cash position and expected cash runway, and the impact of general business and economic conditions. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing and you should not place undue reliance on such forward-looking statements. These statements are only current predictions or expectations, and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements, including those discussed under the heading "Risk Factors" in Arcturus’ most recent Annual Report on Form 10-K, and in subsequent filings with, or submissions to, the SEC, which are available on the SEC’s website at www.sec.gov. Except as otherwise required by law, Arcturus disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 5, 2026
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	Arcturus Therapeutics Holdings Inc.

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer